COMPANY UPDATE ON OPERATIONS OCTOBER 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

2022 YTD OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results (3) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (4) “Urban” refers to Urban Gateway hotels 3 CONTINUED RECORD REVPAR IN SEPTEMBER 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Q3(2) 75.1% 281.35 211.39 8.7% 266,952 11.7% Jul 74.9% 286.18 214.31 10.6% 89,790 12.7% Aug 74.6% 261.49 195.19 5.6% 83,760 9.8% Sep(2) 75.9% 296.63 225.13 9.8% 93,401 12.5% Q3 REVPAR(2) VS PREVIOUS YEARS (3) (4) +29.3% +8.0% +55.5% +8.7% +26.8% -3.1% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019

OPERATING TRENDS ACROSS THE PORTFOLIO

DIAMONDROCK HOSPITALITY

RESORT



- **Durable Resort Rates:** ADR 40% above September 2019 with strong pricing power

	Increase Over 2019	
	ADR	RevPAR
Henderson Beach Resort	16.0%	49.9%
The Hythe Vail	32.2%	44.6%
Kimpton Shorebreak	37.3%	42.4%

- **Robust Outside the Room Spend:** September outside the room revenues increased 31% over the same period in 2019, demonstrating strong consumer spending on experiences

URBAN GATEWAY/LIFESTYLE



- **Rates Strong:** September ADR at the **Urban Gateway** hotels increased 5.5% to 2019 and Total RevPAR increased 2.2%
- **Positive Demand Trajectory:** Occupancy in the **Urban Gateway** portfolio was 79.4% in September versus 75.6% in August
- **Urban Lifestyle Outperforms:** September ADR in our Urban Lifestyle portfolio increased 23.1% and Total RevPAR increased 11.6% compared to 2019
- **Business Transient Gains Momentum:** Q3 Business Transient revenues increased to 91.2% of 2019 as compared to 87.6% of 2019 in Q2

HOTEL ADJUSTED EBITDA MARGINS

- Q3 2022 Hotel Adjusted EBITDA margin is expected to be 75 to 100 basis points above comparable Q3 2019

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(1) Reflects exercise of one-year extension of $300MM term loan COMPLETED $1.2B REFINANCING IN SEPTEMBER 2022 PROFORMA BALANCE SHEET BALANCE SHEET ENHANCED WITH SEPTEMBER REFINANCING 5 $77 $314 $300 $500 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 Mortgages Term Loans and Revolver Units in $M • Doubled weighted-average debt maturity • No meaningful debt maturities until 2025 • Increased liquidity and balance sheet flexibility with undrawn revolver • Retained attractive pricing grid starting at 135 basis points over SOFR • Proceeds used to repay 2023 maturities by end of 2022 (1)